July 2, 2014

VIA EDGAR

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Re:	TD Asset Management USA Funds Inc.
File Nos. 33-96132; 811-9086

Ladies and Gentlemen:

On behalf of TD Asset Management USA Funds Inc. (the “Registrant”) and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing is an exhibit containing interactive data format risk/return summary information that mirrors the risk/return summary information for the TDAM Short-Term Bond Fund (the “Fund”) in a supplement, dated June 19, 2014, to the Prospectus, dated May 30, 2014, of the Fund. The purpose of the filing is to submit the 497 filing dated June 19, 2014 in XBRL for the Fund.

Any questions or comments should be directed to the undersigned at 212-728-8138.

Very truly yours,

/s/ Elliot J. Gluck

Elliot J. Gluck

cc: Michele Teichner, TD Asset Management USA Funds Inc.